Exhibit 10.2

Invoice

Attention:	James Foster/ Emmie Shi	Date:	26-Apr-21
Company:	Shanghai Biotechnology Devices Limited	Invoice No.:	21040103VSCS
E-mail:	jf@viraxclear.com; emmie@naturalsourcegroup.com	Client Code:	S04980
Telephone:	+86 155 0210 4023 / +86 1366 1816 791

SCOPE OF SERVICES	PRICE HK$

SHANGHAI BIOTECHNOLOGY DEVICES LIMITED
ANNUAL COMPANY SECRETARIAL SERVICE
For the period from Appointment date – 13/04/2022	1,200
Preparation of Annual return
Preparation of forms to Companies Registry for changes of:-(2 times each)
Director
Registered Address
Company Name

VIRTUAL OFFICE SERVICE (2104 MK)
For the period from Appointment date – 13/04/2022	2,220
Provide commercial address for company registration
Receive mail with notification by email
NameplateAppointment date – 13/04/2022

Designated Representative
For the period from Appointment date – 13/04/2022	1,000
Prepare Significant Controllers Register
Keeping of Significant Controllers Register

TOTAL	4,420

Remarks:	1. Payment should be payable to “Flexkin Corporate Services Limited”.
2.Regarding to the payment, any bank charge would be borne by client.

Beneficial name: Flexkin Corporate Services Limited

Bank Name: Bank of China (Hong Kong) Limited

Bank Address: 589 Nathan Road, Mongkok, Kowloon

A/C no.: 012-586-00135542

Swift Code: BKCHHKHH

FPS ID no.: 7136468

Room 2104, Mongkok Commercial Centre, 16 Argyle Street, Mongkok, Kowloon, Hong Kong
九龍旺角亞皆老街16號旺角商業大廈2104室 Tel: (852) 3728 3000 Fax: (852) 3728 3001